Page: 1 of 4

Issue:	1

Date: March 7, 2005

RAW MATERIAL PURCHASING SPECIFICATION
Specification #:2103-1097

1.	Description

•	TradeMark Name: Plioflex [* *]
•	West Code Number: 2103-1097
•	Chemical Name: [* *] Styrene SBR Polymer

2.	Source

•	Manufacturer: Goodyear Tire & Rubber Company Production Site: Houston, Texas
•	Supplier: Goodyear Tire & Rubber Company

3.	Safety Data, Shelf Life and Recommended Storage Conditions

•	Safety Data: MSDS (Current Revision)
•	Shelf Life: As a guideline, Plioflex [* *] should be retested every 24 months following the date of manufacture. The most appropriate test would be Mooney.
•	Product Storage Guidelines: Store in original packaging in a dry atmosphere away from heat and UV light.

4.	Change Requirements

•

The supplier agrees to notify West Pharmaceutical Services at least six months in advance of any changes with manufacturing, chemical composition, raw material sources, site of manufacture, contract processing or testing, and testing methods which may affect the composition or specified properties of the product. If requested, a new qualification sample will be submitted for approval prior to production shipments to West Pharmaceutical Services.

5.	Acceptance and Reject Requirements

PD-001 7/04

Page: 2 of 4

Issue:	1

Date: March 7, 2005

RAW MATERIAL PURCHASING SPECIFICATION
Specification #:2103-1097

•

Acceptance: Received material must be without damage and free of any contamination. The material must meet all specification requirements as specified in Section 6, and be equal chemically, physically and functionally as determined for the original qualifying sample.

•

Reject: If the material does not meet specified acceptance requirements, the supplier will be notified through the Supplier Corrective Action Program requesting response for cause and corrective action. If the material is found to be unacceptable through evaluation and mutual agreement, the supplier is responsible for return authorization, cost of return, and credit for returned material.

6.	West Pharmaceutical Services and Supplier Testing Specifications

•	West Pharmaceutical Services will complete the following tests for each purchased lot:

Property	Specification
Acetone Extract	7.0 ± 2.0
UV Spectrum	Satisfactory
Visual Check	No visible contamination of any type (metal, grease,
Discoloration, foreign material, gel)

•	Supplier: These tests are listed on Goodyear’s Certificate of Analysis
Property	Specification
Appearance	[* *]
Volatile Matter, %	[* *]
Ash, %	[* *]
Soap, %	[* *]
Organic Acid, %	[* *]
Extractables, %	[* *]
Bound Styrene, % of RHC	[* *]
Polymer Viscosity, ML-4 at 100°C	[* *]

Typical Vulcanizate Properties (Not Tested for each lot)

ML, dNm	[* *]
MH, dNm	[* *]
ts1, minutes	[* *]
t’c 25, minutes	[* *]
t’c 90, minutes	[* *]

PD-001 7/04

Page: 3 of 4

Issue:	1

Date: March 7, 2005

RAW MATERIAL PURCHASING SPECIFICATION
Specification #:2103-1097

7.	Labeling and Documentation Requirements

•

Labeling: Each shipment must be identified with the supplier name, supplier product code or name, supplier lot number, West raw material code, shipping weights and where applicable a West Pharmaceutical Services Raw Material lot number.

•

Documentation: Each shipment must be accompanied with a packing slip and Certificate of Analysis. Additionally, a Certificate of Analysis must be mailed or faxed to West Pharmaceutical Services Corporate Facility.

8.	Other Requirements

•	Supplier Lots: Each shipment must contain one supplier lot, however, when this is not possible a maximum of two supplier lots.

•	Packaged approximately 1,920 lb/pallet, 80 lb bales with standard bale wrap.

West Approval - Purchasing	West Approval – Quality Assurance

Name:	Linda Curtis, C.P.M.	Name: ___Minneva Taltoan______

Title:	Director of Purchasing	Title: ___QA Engineer__________

Date: _14 March 2005______________	Date: __14 March 2005_________

Signature: ___/s/ Linda Curtis ________	Signature: __/s/ Minneva Taltoan

PD-001 7/04

Page: 4 of 4

Issue:	1

Date: March 7, 2005

RAW MATERIAL PURCHASING SPECIFICATION
Specification #:2103-1097

Supplier Approval

Name: ___Ronald W. Legge__________________________

Title:	___Technical Engineer________________________

Date:	___4/22/05	___________________________

Signature: __/s/ Ronald W. Legge_____________________

Date	Issue	Details of Change
March 7, 2005	1	Original Specification

PD-001 7/04